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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


           We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 20, 2000, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of USA Technologies, Inc. dated October 30, 2000.



                                               /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
October 30, 2000